UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  ----------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 25, 2003


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                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)




Maryland                            1-14045                 36-4219376
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   file number)            Identification No.)



4800 Montgomery Lane, Bethesda, Maryland                         20814
(Address of principal executive offices)                       (Zip Code)




                                (301) 941-1500
              Registrant's telephone number, including area code


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        The following exhibit is included with this Report:

        Exhibit 23.1  Consent of Ernst & Young LLP


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 25, 2003



                                  LASALLE HOTEL PROPERTIES




                                  By:  /s/ Hans S. Weger
                                       -----------------
                                       Hans Weger
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number    Description
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23.1      Consent of Ernst & Young LLP


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